Exhibit 95

Mine Safety and Health Administration Data

Our subsidiaries' mining operations have consistently been recognized with numerous local, state and national awards over the years for outstanding safety performance.

Our Running Right safety process involves all employees in accident prevention and continuous improvement. Safety leadership and training programs are based upon the concepts of situational awareness and observation, changing behaviors and, most importantly, employee involvement. The core elements of our behavior-based safety training include identification of critical behaviors, frequency of those behaviors, employee feedback and removal of barriers for continuous improvement.

The Running Right program empowers all employees to champion the safety process. Every person is challenged to identify hazards and initiate corrective actions. Reporting is anonymous, allowing hazards to be dealt with in a timely manner.

All levels of the organization are expected to be proactive and commit to perpetual improvement, implementing new safety processes that promote a safe and healthy work environment.

Our subsidiaries operate multiple mining complexes in six states and are regulated by both the U.S. Mine Safety and Health Administration (“MSHA”) and state regulatory agencies. As described in more detail in the “Environmental and Other Regulatory Matters” section of our Annual Report on Form 10-K for the year ended December 31, 2013, the Federal Mine Safety and Health Act of 1977, as amended (the “Mine Act”), among other federal and state laws and regulations, imposes stringent safety and health standards on all aspects of mining operations. Regulatory inspections are mandated by these agencies with thousands of inspection shifts at our properties each year. Citations and compliance metrics at each of our mines and coal preparation facilities vary due to the size and type of the operation. We endeavor to conduct our mining and other operations in compliance with all applicable federal, state and local laws and regulations. However, violations occur from time to time. None of the violations identified or the monetary penalties assessed upon us set forth in the tables below have been material.

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), we include the following table that sets forth the total number of specific citations and orders and the total dollar value of the proposed civil penalty assessments that were issued by MSHA during the current reporting period for each of our subsidiaries that is a coal mine operator, by individual mine. None of the mines operated by our subsidiaries received written notice from MSHA during the current reporting period of a pattern of violations under Section 104(e) of the Mine Act.

MSHA Mine ID	Operator	Significant and Substantial Citations Issued (Section 104 of the Mine Act) *Excludes 104(d) citations/ orders	Failure to Abate Orders (Section 104(b) of the Mine Act)	Unwarrantable Failure Citations/ Orders Issued (Section 104(d) of the Mine Act)	Flagrant Violations (Section 110(b)(2) of the Mine Act)	Imminent Danger Orders Issued (Section 107(a) of the Mine Act)	Dollar Value of Proposed Civil Penalty Assessments (in Thousands) (1)	Mining Related Fatalities
4606870	Alex Energy Inc	—	—	—	—	—	$0.10	—
4608787	Alex Energy Inc	3	—	—	—	—	$14.23	—
4608977	Alex Energy Inc	3	—	—	—	—	$0.77	—
4607537	Alex Energy Inc	—	—	—	—	—	$0.83	—
4608961	Alex Energy Inc	—	—	—	—	—	$—	—
4800732	Alpha Coal West, Inc.	2	—	—	—	—	$—	—
4801078	Alpha Coal West, Inc.	—	—	—	—	—	$—	—
3607688	AMFIRE Mining Company, LLC	1	—	—	—	—	$—	—
3608422	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3608497	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3608620	AMFIRE Mining Company, LLC	1	—	—	—	—	$0.53	—
3608704	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3608848	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3608850	AMFIRE Mining Company, LLC	6	—	—	—	—	$3.17	—
3609005	AMFIRE Mining Company, LLC	1	—	—	—	—	$6.48	—
3609033	AMFIRE Mining Company, LLC	7	—	—	—	—	$21.04	—
3609127	AMFIRE Mining Company, LLC	8	—	—	—	—	$4.84	—
3609246	AMFIRE Mining Company, LLC	1	—	—	—	—	$4.20	—
3609284	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3609414	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3609648	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3609140	AMFIRE Mining Company, LLC	—	—	—	—	—	$—	—
3609342	AMFIRE Mining Company, LLC	5	—	—	—	—	$0.81	—
4607897	Aracoma Coal Company Inc	—	—	—	—	—	$0.10	—
4608019	Aracoma Coal Company Inc	—	—	—	—	—	$—	—
4609299	Aracoma Coal Company Inc	1	—	—	—	—	$6.80	—
4609361	Aracoma Coal Company Inc	4	—	—	—	—	$—	—
4608224	Aracoma Coal Company Inc	—	—	—	—	—	$—	—
4608801	Aracoma Coal Company Inc	9	—	—	—	—	$15.74	—
4608802	Aracoma Coal Company Inc	4	—	—	—	—	$10.27	—

4605086	Bandmill Coal Corp	7	—	—	—	—		$2.33	—
4608263	Bandmill Coal Corp	2	—	—	—	—		$3.19	—
4605992	Black Castle Mining Company, Inc.	1	—	—	—	—		$0.20	—
4607938	Black Castle Mining Company, Inc.	4	—	—	—	—		$0.63	—
4606045	Brooks Run Mining Company, LLC	—	—	—	—	—		$1.29	—
4606213	Brooks Run Mining Company, LLC	—	—	—	—	—	$
4608885	Brooks Run Mining Company, LLC	3	—	—	—	—		$3.91	—
4609036	Brooks Run Mining Company, LLC	—	—	—	—	—		$—	—
4609133	Brooks Run Mining Company, LLC	3	—	—	—	—		$1.37	—
4609353	Brooks Run Mining Company, LLC	6	—	—	—	—		$1.95	—
4609371	Brooks Run Mining Company, LLC	—	—	—	—	—		$—	—
4606263	Brooks Run South Mining, LLC	14	—	1	—	—		$24.85	—
4607985	Brooks Run South Mining, LLC	—	—	—	—	—		$6.38	—
4608730	Brooks Run South Mining, LLC	—	—	—	—	—		$0.22	—
4609066	Brooks Run South Mining, LLC	5	—	—	—	—		$15.11	—
4609301	Brooks Run South Mining, LLC	6	—	—	—	—		$0.73	—
4609348	Brooks Run South Mining, LLC	4	—	—	—	—		$8.94	—
4609387	Brooks Run South Mining, LLC	8	—	2	—	—		$2.74	—
4603181	Clear Fork Coal Company	1	—	—	—	—		$0.10	—
1519360	Coalgood Energy Co	—	—	—	—	—		$—	—
4607484	Cobra Natural Resources LLC	—	—	—	—	—		$—	—
3605018	Cumberland Coal Resources LP	15	—	4	—	—		$97.49	—
4605649	Delbarton Mining Company	—	—	—	—	—		$0.16	—
4406864	Dickenson-Russell Coal Company, LLC	15	—	—	—	—		$45.26	—
4407146	Dickenson-Russell Coal Company, LLC	—	—	—	—	—		$—	—
4405311	Dickenson-Russell Coal Company, LLC	2	—	—	—	—		$0.26	—
4400271	Dickenson-Russell Coal Company, LLC	—	—	—	—	—		$—	—
4402277	Dickenson-Russell Coal Company, LLC	—	—	—	—	—		$0.22	—
4406444	Dickenson-Russell Coal Company, LLC	—	—	—	—	—		$—	—
4609163	Elk Run Coal Company, Inc.	18	—	—	—	—		$22.87	—
4609293	Elk Run Coal Company, Inc.	7	—	—	—	—		$23.29	—

4606188	Elk Run Coal Company, Inc.	1	—	—	—	—	$0.44	—
4607009	Elk Run Coal Company, Inc.	5	1	1	—	—	$2.81	—
4608108	Elk Run Coal Company, Inc.	—	—	—	—	—	$—	—
4608384	Elk Run Coal Company, Inc.	8	—	—	—	—	$47.69	—
4608402	Elk Run Coal Company, Inc.	—	—	—	—	—	$0.43	—
4608553	Elk Run Coal Company, Inc.	14	—	—	—	—	$46.03	—
3605466	Emerald Coal Resources LP	19	—	2	—	1	$52.33	—
1511121	Enterprise Mining Company LLC	—	—	—	—	—	$—	—
1516858	Enterprise Mining Company LLC	—	—	—	—	—	$—	—
1518507	Enterprise Mining Company LLC	—	—	—	—	—	$—	—
1519116	Enterprise Mining Company LLC	3	—	—	—	—	$6.59	—
3609741	Freeport Mining, LLC	—	—	—	—	—	$—	—
4605317	Goals Coal Company	—	—	—	—	—	$3.50	—
4603202	Green Valley Coal Company	—	—	—	—	—	$0.59	—
4607950	Greyeagle Coal Company	—	—	—	—	—	$—	—
4604669	Highland Mining Company	—	—	—	—	—	$—	—
4606558	Highland Mining Company	—	—	—	—	—	$0.20	—
4607165	Highland Mining Company	—	—	—	—	—	$1.44	—
4608789	Highland Mining Company	—	—	—	—	—	$1.79	—
4608838	Highland Mining Company	4	—	—	—	—	$3.57	—
4609204	Highland Mining Company	—	—	—	—	—	$0.41	—
4608645	Independence Coal Company, Inc.	—	—	—	—	—	$3.46	—
4603755	Independence Coal Company, Inc.	—	—	—	—	—	$0.72	—
4608655	Independence Coal Company, Inc.	—	—	—	—	—	$—	—
4603176	Independence Coal Company, Inc.	—	—	—	—	—	$—	—
4608549	Independence Coal Company, Inc.	—	—	—	—	—	$—	—
4608683	Independence Coal Company, Inc.	—	—	—	—	—	$—	—
4607273	Independence Coal Company, Inc.	6	—	—	—	—	$13.07	—
4604637	Kepler Processing Company LLC	3	—	—	—	—	$19.11	—
4604343	Kingston Mining Inc.	1	—	—	—	—	$0.10	—
4608625	Kingston Mining, Inc.	11	—	—	—	—	$31.75	—
4608932	Kingston Mining, Inc.	14	—	—	—	—	$97.93	—
4608753	Kingwood Mining Company LLC	—	—	—	—	—	$—	—
4407281	Knox Creek Coal Corp	—	—	—	—	—	$—	—
4405236	Knox Creek Coal Corporation	—	—	—	—	—	$0.71	—
4406804	Knox Creek Coal Corporation	8	—	—	—	—	$24.22	—

4605872	Litwar Processing Company, LLC	—	—	—	—	—	$0.72	—
1505375	Long Fork Coal Company	—	—	—	—	—	$—	—
4607934	Mammoth Coal Co	—	—	—	—	—	$0.20	—
4609148	Mammoth Coal Co	3	—	—	—	—	$1.34	—
4603317	Mammoth Coal Co.	—	—	—	—	—	$—	—
4607968	Mammoth Coal Co.	—	—	—	—	—	$—	—
4608110	Mammoth Coal Co.	—	—	—	—	—	$—	—
4608159	Mammoth Coal Co.	1	1	—	—	—	$1.17	—
4609221	Mammoth Coal Co.	12	—	5	—	1	$97.97	—
4609237	Mammoth Coal Co.	—	—	—	—	—	$2.28	—
4609091	Marfork Coal Company, Inc.	11	—	—	—	—	$297.90	—
4609092	Marfork Coal Company, Inc.	12	—	7	—	—	$34.09	—
4609176	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4609376	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4608315	Marfork Coal Company, Inc.	29	3	10	—	—	$109.57	—
4608374	Marfork Coal Company, Inc.	—	—	—	—	—	$4.11	—
4608551	Marfork Coal Company, Inc.	5	1	—	—	—	$20.86	—
4608837	Marfork Coal Company, Inc.	5	—	—	—	—	$11.22	—
4609193	Marfork Coal Company, Inc.	—	1	—	—	—	$0.43	—
4609355	Marfork Coal Company, Inc.	—	—	—	—	—	$—	—
4609048	Marfork Coal Company, Inc.	35	—	—	—	—	$132.25	—
1505106	Martin County Coal Corp	—	—	—	—	—	$—	—
1519235	Martin County Coal Corp	—	—	—	—	—	$—	—
1519615	Martin County Coal Corp	—	—	—	—	—	$—	—
4407087	Mill Branch Coal Corporation	7	—	—	—	—	$4.98	—
4407138	Mill Branch Coal Corporation	—	—	—	—	—	$0.20	—
4407150	Mill Branch Coal Corporation	8	—	—	—	—	$29.97	—
4407262	Mill Branch Coal Corporation	—	—	—	—	—	$—	—
4407052	Mill Branch Coal Corporation	12	—	—	—	—	$29.17	—
4407186	Mill Branch Coal Corporation	—	—	—	—	—	$2.97	—
1505215	New Ridge Mining Company	—	—	—	—	—	$—	—
1517165	North Fork Coal Corporation	—	—	—	—	—	$1.18	—
1518198	North Fork Coal Corporation	7	—	—	—	—	$5.17	—
1518732	North Fork Coal Corporation	7	—	—	—	—	$15.77	—
4608008	Odell Processing Inc	—	—	—	—	—	$—	—
4603141	Omar Mining Company	—	—	—	—	—	$—	—

4407123	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$—	—
4407163	Paramont Coal Company Virginia, LLC	2	—	—	—	—	$—	—
4407223	Paramont Coal Company Virginia, LLC	22	—	—	—	—	$249.97	—
4407231	Paramont Coal Company Virginia, LLC	11	—	—	—	—	$16.64	—
4407257	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$—	—
4405270	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$0.10	—
4406929	Paramont Coal Company Virginia, LLC	18	1	1	—	—	$68.51	—
4407289	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$—	—
4407290	Paramont Coal Company Virginia, LLC	—	—	—	—	—	$—	—
4407129	Paramont Coal Company Virginia, LLC.	8	—	—	—	—	$21.34	—
4407272	Paramont Coal Company Virginia, LLC.	—	—	—	—	—	$18.60	—
4602265	Peerless Eagle Coal Company	—	—	—	—	—	$—	—
4608155	Peerless Eagle Coal Company	—	—	—	—	—	$—	—
4603430	Performance Coal Company	—	—	—	—	—	$—	—
4608539	Performance Coal Company	—	—	—	—	—	$—	—
1504020	Peter Cave Mining Co.	—	—	—	—	—	$—	—
4403088	Pigeon Creek Processing Corporation	1	—	—	—	—	$1.93	—
4609026	Pioneer Fuel Corporation	—	—	—	—	—	$0.10	—
4609409	Pioneer Fuel Corporation	—	—	—	—	—	$—	—
4609114	Pioneer Fuel Corporation	—	—	—	—	—	$—	—
4606880	Power Mountain Coal Company	—	—	—	—	—	$—	—
4607545	Premium Energy LLC	—	—	—	—	—	$—	—
4609195	Premium Energy LLC	—	—	—	—	—	$—	—
4608632	Premium Energy LLC	—	—	—	—	—	$0.69	—
4609475	Republic Energy, Inc	1	—	—	—	—	$0.23	—
4609054	Republic Energy, Inc	1	—	—	—	—	$2.04	—
3608349	River Processing Corporation	—	—	—	—	—	$—	—
4605368	Road Fork Development Company Inc.	—	—	—	—	—	$0.10	—
4605121	Rockspring Development Inc	40	—	—	—	—	$110.19	—
4608030	Rockspring Development Inc	2	—	—	—	—	$2.73	—
4609089	Rum Creek Coal Sales	—	—	—	—	—	$—	—
1510753	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—

1517935	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—
1519382	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—
1509724	Sidney Coal Company, Inc.	3	—	—	—	—	$0.60	—
1518381	Sidney Coal Company, Inc.	4	—	—	—	—	$16.47	—
1511654	Sidney Coal Company, Inc.	—	—	—	—	—	$—	—
1519097	Sidney Coal Company, Inc.	5	—	—	—	—	$47.48	—
1519180	Sidney Coal Company, Inc.	5	—	—	—	—	$2.83	—
4609269	Spartan Mining Company	—	—	—	—	—	$—	—
4608808	Spartan Mining Company	12	—	—	—	—	$13.91	—
4601544	Spartan Mining Company	13	—	—	—	—	$17.86	—
4609391	Spartan Mining Company	—	—	—	—	—	$—	—
4603933	Spartan Mining Company	—	—	—	—	—	$—	—
4609238	Spartan Mining Company	—	—	—	—	—	$—	—
4609254	Spartan Mining Company	—	—	—	—	—	$—	—
4602515	Stirrat Coal Company	—	—	—	—	—	$—	—
4001144	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—
4003166	Tennessee Consolidated Coal Company	—	—	—	—	—	$—	—
4606532	Trace Creek Coal Company	—	—	—	—	—	$—	—
4403658	Twin Star Mining, Inc.	—	—	—	—	—	$—	—
4403929	Twin Star Mining, Inc.	—	—	—	—	—	$—	—
4608365	White Buck Coal Company	8	—	—	—	—	$10.18	—
4609154	White Buck Coal Company	2	—	—	—	—	$12.32	—
4609266	White Buck Coal Company	2	—	—	—	—	$2.34	—

For purposes of reporting regulatory matters under Section 1503(a) of the Dodd-Frank Act, we include the following table that sets forth a list of legal actions pending before the Federal Mine Safety and Health Review Commission, including the Administrative Law Judges thereof, pursuant to the Mine Act, and other required information, for each of our subsidiaries that is a coal mine operator, by individual mine including legal actions and other required information.

MSHA Mine ID	Operator	MSHA Pending Legal Actions (as of last day of reporting period) (2)	New MSHA Dockets commenced during reporting period	MSHA dockets which final orders where entered (not appealed) during reporting period	Contests of Citations/ Orders referenced in Subpart B, 29CFR Part 2700	Contests of Proposed Penalties referenced in Subpart C, 29CFR Part 2700	Complaints for compensation referenced in Subpart D, 29CFR Part 2700	Complaints for discharge, discrimination, or interference referenced in Subpart E, 29CFR Part 2700	Applications for temporary relief referenced in Subpart F 29CFR Part 2700	Appeals of judges' decisions or orders to FMSHRC referenced in Subpart H 29CFR Part 2700
4606870	Alex Energy Inc	1	1	1	—	1	—	—	—	—
4608787	Alex Energy Inc	6	1	2	—	5	—	1	—	—
3609246	AMFIRE Mining Company, LLC	1	1	—	—	1	—	—	—	—
3608704	AMFIRE Mining Company, LLC	7	—	—	1	6	—	—	—	—
3609127	AMFIRE Mining Company, LLC	3	1	1	—	3	—	—	—	—
3608850	AMFIRE Mining Company, LLC	5	3	2	—	5	—	—	—	—
3609033	AMFIRE Mining Company, LLC	5	2	2	—	5	—	—	—	—
3609005	AMFIRE Mining Company, LLC	6	1	3	—	6	—	—	—	—
3609342	AMFIRE Mining Company, LLC	1	—	—	—	1	—	—	—	—
4609299	Aracoma Coal Company, Inc.	6	—	—	—	6	—	—	—	—
4608802	Aracoma Coal Company, Inc.	8	2	—	—	8	—	—	—	—
4608801	Aracoma Coal Company, Inc.	23	4	—	—	23	—	—	—	—
4605086	Bandmill Coal Corp	9	2	—	—	9	—	—	—	—
4607938	Black Castle Mining Company, Inc.	5	1	—	—	2	—	—	—	3
4609244	Black Castle Mining Company, Inc.	12	1	1	—	12	—	—	—	—
4609353	Brooks Run Mining Company LLC	1	—	—	1	—	—	—	—	—
4609036	Brooks Run Mining Company LLC	—	—	1	—	—	—	—	—	—
4608885	Brooks Run Mining Company LLC	1	—	1	—	1	—	—	—	—
4609348	Brooks Run South Mining, LLC	3	2	—	—	3	—	—	—	—
4609387	Brooks Run South Mining, LLC	3	2	—	2	1	—	—	—	—
4609301	Brooks Run South Mining, LLC	2	—	2	—	2	—	—	—	—
4609066	Brooks Run South Mining, LLC	5	—	2	1	4	—	—	—	—
4606263	Brooks Run South Mining, LLC	14	2	2	8	6	—	—	—	—
4608730	Brooks Run South Mining, LLC	4	1	9	—	2	—	2	—	—
3605018	Cumberland Coal Resources, LP	36	8	1	11	24	—	—	—	1
4405311	Dickenson-Russell Coal Company, LLC	3	1	2	—	3	—	—	—	—
4407146	Dickenson-Russell Coal Company, LLC	7	1	2	—	6	—	—	—	1
4406444	Dickenson-Russell Coal Company, LLC	3	—	3	—	3	—	—	—	—
4406864	Dickenson-Russell Coal Company, LLC	10	5	4	2	8	—	—	—	—
4608402	Elk Run Coal Company, Inc.	3	—	1	—	3	—	—	—	—
4608553	Elk Run Coal Company, Inc.	9	3	1	—	9	—	—	—	—
4607009	Elk Run Coal Company, Inc.	8	2	2	—	8	—	—	—	—
4609293	Elk Run Coal Company, Inc.	3	1	4	—	3	—	—	—	—
4608384	Elk Run Coal Company, Inc.	13	4	5	3	10	—	—	—	—
4609163	Elk Run Coal Company, Inc.	17	6	7	5	12	—	—	—	—
3605466	Emerald Coal Resources, LP	18	3	11	—	11	—	—	—	7
1516858	Enterprise Mining Company, LLC	—	—	1	—	—	—	—	—	—
1519116	Enterprise Mining Company, LLC	5	2	1	—	5	—	—	—	—
4601602	Greyeagle Coal Company	—	—	1	—	—	—	—	—	—
4606558	Highland Mining Company	1	—	—	—	1	—	—	—	—
4608789	Highland Mining Company	1	1	—	—	1	—	—	—	—
4608693	Highland Mining Company	2	—	—	—	2	—	—	—	—
4609204	Highland Mining Company	2	—	—	—	2	—	—	—	—
4604669	Highland Mining Company	3	1	—	—	3	—	—	—	—
4607165	Highland Mining Company	—	—	2	—	—	—	—	—	—
4603755	Independence Coal Company, Inc.	3	—	—	—	2	—	1	—	—

4608645	Independence Coal Company, Inc.	3	—	—	3	—	—	—	—	—
4608735	Independence Coal Company, Inc.	—	—	3	—	—	—	—	—	—
4607273	Independence Coal Company, Inc.	17	3	5	1	16	—	—	—	—
4604637	Kepler Processing Company, LLC	1	1	—	—	1	—	—	—	—
4608625	Kingston Mining, Inc.	8	2	1	—	8	—	—	—	—
4608932	Kingston Mining, Inc.	16	3	1	—	15	—	1	—	—
4608751	Kingwood Mining Company, LLC	1	—	—	—	1	—	—	—	—
4405236	Knox Creek Coal Corporation	1	1	—	—	1	—	—	—	—
4406804	Knox Creek Coal Corporation	9	2	7	—	8	—	1	—	—
4605872	Litwar Processing Company, LLC	1	—	—	—	1	—	—	—	—
4603317	Mammoth Coal Company	1	—	—	—	1	—	—	—	—
4609108	Mammoth Coal Company	1	—	—	—	1	—	—	—	—
4608159	Mammoth Coal Company	2	—	—	—	2	—	—	—	—
4609221	Mammoth Coal Company	6	4	—	—	6	—	—	—	—
4609148	Mammoth Coal Company	4	1	2	—	4	—	—	—	—
4609237	Mammoth Coal Company	4	1	2	—	4	—	—	—	—
4608374	Marfork Coal Company, Inc.	1	1	—	—	1	—	—	—	—
4608837	Marfork Coal Company, Inc.	—	—	1	—	—	—	—	—	—
4609193	Marfork Coal Company, Inc.	2	1	2	—	2	—	—	—	—
4608551	Marfork Coal Company, Inc.	8	1	2	—	7	—	1	—	—
4609091	Marfork Coal Company, Inc.	8	3	3	—	8	—	—	—	—
4609092	Marfork Coal Company, Inc.	7	—	4	—	7	—	—	—	—
4608315	Marfork Coal Company, Inc.	9	4	7	1	7	—	1	—	—
4609048	Marfork Coal Company, Inc.	10	8	10	—	9	—	1	—	—
1519193	Martin County Coal Corporation	7	1	—	4	3	—	—	—	—
4407262	Mill Branch Coal Corporation	1	—	—	—	1	—	—	—	—
4405559	Mill Branch Coal Corporation	3	—	—	—	3	—	—	—	—
4407138	Mill Branch Coal Corporation	3	—	—	—	3	—	—	—	—
4407189	Mill Branch Coal Corporation	14	2	—	—	5	—	—	—	9
4407186	Mill Branch Coal Corporation	1	1	1	—	1	—	—	—	—
4407150	Mill Branch Coal Corporation	11	3	1	—	11	—	—	—	—
4407052	Mill Branch Coal Corporation	13	4	2	—	13	—	—	—	—
4407087	Mill Branch Coal Corporation	12	1	4	—	12	—	—	—	—
1518869	North Fork Coal Corporation	—	—	1	—	—	—	—	—	—
1519666	North Fork Coal Corporation	1	—	—	1	—	—	—	—	—
1518340	North Fork Coal Corporation	5	1	—	—	3	—	1	—	1
1518241	North Fork Coal Corporation	5	—	1	2	3	—	—	—	—
1517165	North Fork Coal Corporation	1	1	2	—	1	—	—	—	—
1519418	North Fork Coal Corporation	2	1	2	—	2	—	—	—	—
1518732	North Fork Coal Corporation	5	3	3	—	5	—	—	—	—
1518198	North Fork Coal Corporation	1	1	6	—	1	—	—	—	—
4407163	Paramont Coal Company Virginia, LLC	1	—	—	—	1	—	—	—	—
4407231	Paramont Coal Company Virginia, LLC	7	2	—	—	7	—	—	—	—
4406929	Paramont Coal Company Virginia, LLC	16	10	1	8	8	—	—	—	—
4407129	Paramont Coal Company Virginia, LLC	5	2	2	—	5	—	—	—	—
4407123	Paramont Coal Company Virginia, LLC	10	—	2	2	7	—	—	—	1
4407272	Paramont Coal Company Virginia, LLC	—	—	3	—	—	—	—	—	—
4407223	Paramont Coal Company Virginia, LLC	6	3	3	—	6	—	—	—	—
4403088	Pigeon Creek Processing Corporation	2	2	—	—	2	—	—	—	—
4609409	Pioneer Fuel Corporation	1	1	—	—	1	—	—	—	—
4609114	Pioneer Fuel Corporation	—	—	1	—	—	—	—	—	—
4606880	Power Mountain Coal Company	3	—	—	—	3	—	—	—	—
4607545	Premium Energy, LLC	1	—	—	—	1	—	—	—	—
4609054	Republic Energy, Inc	3	2	—	1	2	—	—	—	—
4605121	Rockspring Development, Inc.	20	4	13	—	20	—	—	—	—
4609089	Rum Creek Coal Sales, Inc.	2	1	—	—	2	—	—	—	—
1510753	Sidney Coal Company, Inc.	2	—	—	—	—	—	—	—	2
1519180	Sidney Coal Company, Inc.	5	—	1	—	5	—	—	—	—
1518381	Sidney Coal Company, Inc.	4	—	2	2	2	—	—	—	—

1519097	Sidney Coal Company, Inc.	5	1	3	—	5	—	—	—	—
1517651	Sidney Coal Company, Inc.	2	—	—	—	2	—	—	—	—
4608808	Spartan Mining Company	20	4	3	—	19	—	1	—	—
4601544	Spartan Mining Company	45	—	4	26	19	—	—	—	—
4602515	Stirrat Coal Company	1	—	—	—	1	—	—	—	—
4609266	White Buck Coal Company	5	1	—	—	5	—	—	—	—
4609154	White Buck Coal Company	8	2	1	—	8	—	—	—	—
4608365	White Buck Coal Company	12	3	4	—	12	—	—	—	—

(1) The MSHA assessments issued during the current reporting period do not necessarily relate to the citations or orders issued by MSHA during the current reporting period or to the pending cases reported herein.

(2) The Legal Actions include matters which were initiated prior to the current reporting period and which do not necessarily relate to the citations, orders or proposed assessments issued by MSHA during the current reporting period. All of the Legal Actions, except those filed under Subpart E of 29 CFR Part 2700, were initiated by us to contest citations, orders or proposed assessments issued by MSHA, and if we are successful, may result in reduction or dismissal of those citations, orders or assessments.